Exhibit 99.1 This Statement on Form 4 is filed jointly by the Reporting Persons listed below. The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Fl., Los Angeles, CA 90071. Name of Designated Filer: OCM POF IV AIF GAP HOLDINGS, L.P. Date of Event Requiring Statement: March 9, 2021 Issuer Name and Ticker or Trading Symbol: TSQ OCM POF IV AIF GAP HOLDINGS, L.P. By: OCM/GAP Holdings IV, LLC Its: General Partner By: OCM Principal Opportunities Fund IV AIF (Delaware), L.P. Its: Managing Member By: Oaktree Fund AIF Series, L.P. – Series B Its: General Partner By: Oaktree Fund GP AIF, LLC Its: General Partner By: Oaktree Fund GP III, L.P. Its: Managing Member By: /s/ Brian Price Name: Brian Price Title: Authorized Signatory By: /s/ Ting He Name: Ting He Title: Authorized Signatory

OCM PF/FF RADIO HOLDINGS PT, L.P. By: Oaktree Fund AIF Series, L.P. – Series D By: Oaktree Fund AIF Series, L.P. – Series I Its: General Partners By: Oaktree Fund GP AIF, LLC Their: General Partner By: Oaktree Fund GP III, L.P. Its: Managing Member By: /s/ Brian Price Name: Brian Price Title: Authorized Signatory By: /s/ Ting He Name: Ting He Title: Authorized Signatory OCM/GAP HOLDINGS IV, LLC By: OCM Principal Opportunities Fund IV AIF ( Delaware), L.P. Its: Managing Member By: Oaktree Fund AIF Series, L.P. – Series B Its: General Partner By: Oaktree Fund GP AIF, LLC Its: General Partner By: Oaktree Fund GP III, L.P. Its: Managing Member By: /s/ Brian Price Name: Brian Price Title: Authorized Signatory By: /s/ Ting He Name: Ting He Title: Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND IV AIF (DELAWARE), L.P. By: Oaktree Fund AIF Series, L.P. – Series B Its: General Partner By: Oaktree Fund GP AIF, LLC Its: General Partner By: Oaktree Fund GP III, L.P. Its: Managing Member By: /s/ Brian Price Name: Brian Price Title: Authorized Signatory By: /s/ Ting He Name: Ting He Title: Authorized Signatory OAKTREE FUND AIF SERIES, L.P. – SERIES I, SERIES D AND SERIES B By: Oaktree Fund GP AIF, LLC Its: General Partner By: Oaktree Fund GP III, L.P. Its: Managing Member By: /s/ Brian Price Name: Brian Price Title: Authorized Signatory By: /s/ Ting He Name: Ting He Title: Authorized Signatory OAKTREE FUND GP AIF, LLC By: Oaktree Fund GP III, L.P. Its: Managing Member By: /s/ Brian Price Name: Brian Price Title: Authorized Signatory By: /s/ Ting He Name: Ting He Title: Authorized Signatory